October 2013 Exhibit 99.1

Franchise Overview
Franchise
Executive
Team
Founded in 1893, Popular is the leading financial services institution in Puerto Rico with strong market share (38% of Puerto Rico deposits, net of brokered)
288 branches serving customers in Puerto Rico, U.S. Virgin Islands, New York, New Jersey,
California, Florida, and Illinois
Primarily regulated by the Federal Reserve Bank of New York
Financial Data as of September 30, 2013
Market Data as of October 24, 2013:
Chief Executive Officer: Richard Carrión
Chief Financial Officer: Carlos Vázquez
EVP, Corporate Risk Management: Lidio Soriano
EVP, Chief Legal Officer: Ignacio Alvarez
EVP, Commercial Credit: Eli Sepúlveda
EVP, Commercial Credit Administration Group: Ileana González
EVP, Consumer Credit: Gilberto Monzón
SVP, Corporate Treasury: Richard Barrios
Each member of the management team has over 20+ years of banking experience
$36.1bn in assets (36th largest bank holding company in the U.S.)
– ~76% in Puerto Rico and U.S. Virgin Islands, ~24% in the continental U.S.
$24.6bn in total loans
$26.4bn in total deposits
NASDAQ ticker symbol: BPOP
Market capitalization: $2.6bn

2
Popular Has Emerged from the Credit Crisis as a Stronger Institution
Competitive position in Puerto Rico facilitates peer-leading core earnings generation capacity
Superior and stable NIM of 4.49% versus peers at 3.26%
Strong PPNR / Risk-Weighted Assets of 2.63%, significantly outperforming peers at 1.61%
Source: SNL Financial for peer data
1 Reflects non-FTE basis
2 Peers include Comerica (CMA), Huntington (HBAN), Zions (ZION), First Niagara (FNFG), Synovus (SNV), First Horizon (FHN), City National (CYN), Associated (ASBC), and First Citizens (FCNCA)
3 Pre-provision net revenue is defined as net interest income plus noninterest income less non-credit related expenses
4 Includes sales of equity participations in EVERTEC resulting in gains of $531mm (Q3 2010), $157mm (Q2 2013), and $168mm (Q3 2013)
Superior
Revenue
Generation
Fortified
Capital
Derisked
Balance
Sheet
Robust Risk
Management and
Capital Planning
Strong
Liquidity
Contained
Exposure to Puerto
Rico Economy
Popular believes it is well-positioned to repay TARP
Improved capital adequacy with Tier 1 common capital (pro forma for TARP repayment) more than doubling from 4.6% in Q3 2008 to 12.4% in Q3 2013
Raised ~$3.0bn 4 of common equity since 2009, putting Popular in a comparable position with other U.S. banks
Significant investments provide additional sources of capital (e.g. EVERTEC and Centro Financiero BHD)
Diversified balance sheet across asset classes and geographies
Materially improved credit quality to pre-crisis levels with NPAs / assets as of Q3 2013 of 2.6% compared to a peak level of 7.2% in Q1 2010
Completed four bulk sales of NPLs since 2011, substantial reduction in NPL inflows, and aggressive internal resolutions of problem loans
Considerable enhancements to risk management, credit administration, and reserve and underwriting policies, as well as capital planning and stress testing processes
Capital adequacy process is aligned with 2013 CCAR principles
Maintains 2+ years of cash flow coverage at the holding company
Noninterest bearing deposits / total deposits increased from 16% in 2008 to 22% as of Q3 2013
Direct loan exposure to Puerto Rico government is tied to specific revenue sources and direct tax revenues

2

3 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

BPOP subsidiaries and equity investments
($mm)
Banco Popular
de Puerto Rico
Banco Popular
North America EVERTEC²
Centro Financiero
BHD³
Ownership stake – 100.0% 100.0% 21.3% 20.0%
Total assets $36,052 $26,680 $8,782 $947 $3,460
Total liabilities $31,658 $23,874 $7,118 $781 $3,006
o/w deposits 26,395 20,436 6,042 – 1,587
o/w long-term debt (incl. TARP) 1,545 548 217 675 237
Total equity $4,394 $2,806 $1,664 $167 $454
Net income (LTM) $274 $197 $78 $109 $114
Popular
(consolidated)¹
Corporate Structure and Equity Ownership Stakes
Source: SNL Financial
Note: Financial data for the quarter ended September 30, 2013 (unless otherwise noted); Figures for subsidiaries and equity holdings represent consolidated company financials and do not reflect Popular’s ownership percentage
1 Popular (consolidated) LTM net income based on non-GAAP adjusted earnings as reported quarterly in Company’s investor presentations
2 EVERTEC LTM net income excludes non-recurring pre-tax expenses of $142.4mm; Market value of Popular’s stake in EVTC ~$400mm as of October 24, 2013
3 Consolidated financial data as of December 31, 2012; All figures shown in USD
Banco Popular
North America
Puerto Rico
operations
U.S.
banking
operations
Assets = $36.1bn
Popular Securities, Inc. Popular Insurance, Inc.
Popular North America,
Inc.
Popular Auto, Inc.
Banco Popular de
Puerto Rico
21.3% equity stake
Transaction processing, business
processes outsourcing
20.0% equity stake
$3.5bn-asset bank in the
Dominican Republic
Assets = $26.7bn
Assets = $8.8bn
Key Financial Information for Selected Popular Subsidiaries and Equity Holdings

Corporate History
Dec
2008
(%) 2008 2009 2010 2011 2012 2013
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Q3¹
Tier 1
common
4.6 3.2 3.1 2.4 6.9 6.4 6.1 9.2 11.4 11.0 11.6 11.5 12.0 12.1 12.5 12.3 12.7 13.2 12.4 13.0 12.4
780
bps
NPAs /
Assets
2.7 3.3 4.0 5.7 6.3 6.9 7.2 6.2 6.6 6.4 6.0 5.9 5.9 6.3 6.2 5.9 5.8 5.5 3.8 2.7 2.6
(10)
bps
Received $935mm in TARP in exchange for senior
preferred stock
Converted $934mm in trust
preferred securities and
perpetual preferred, issuing
357.5mm common shares
Exchanged $935mm of
TARP preferred for
new trust preferred
securities
Impact: Generated $1.4bn in Tier 1 common capital
Dec
2010
Aug
2009
May
2010
Sept
2010
Apr
2013
Sept
2013
Issued $1.2bn of common stock
Impact: Tier 1 common rose
from 6.1% to 9.2% q-o-q
Sold majority stake in
EVERTEC
Impact: After-tax gain of
$531mm, retained 49% stake
Sold additional equity participation
in EVERTEC IPO
Impact: After-tax gain of $157mm,
retained 32% stake
Sold additional equity participation
in EVERTEC follow-on
Impact: After-tax gain of $186mm,
retained 21% stake
Impact: Solidified capital ratios and built buffer capital
Implemented restructuring plan, including exiting non-core
national businesses and direct internet-based lender
business (E-LOAN) and reducing branches and headcount
Impact: Improved operational focus and protected against
potential downside in riskier lines of business
Sold $396mm in US non-conventional
mortgages for 40% UPB
Impact: Reduced mortgage NPLs by
$395mm
Sold $128mm in PR commercial and
construction loans for 45% UPB
Impact: Reduced NPLs by $120mm,
retained 24.9% in JV
Sold $435mm in PR residential
mortgage NPLs for 48% UPB
Impact: Reduced NPL ratio to
2.9% as of June 2013
Sold $509mm in PR
assets for 34% UPB
Impact: Reduced
NPAs by $501mm
Feb
2011
Sept
2011
Mar
2013
Jun
2013
Total common equity
raised = ~$3.0 billion
Total reduction in NPLs
from peak= ~$1.7 billion
Popular Has Derisked its Loan Portfolio While Raising Substantial New Capital
1 Tier 1 common excludes TARP

Other assets 11%
Goodwill and intangibles 2%
Cash and securities 20%
FDIC-covered loans 9%
Consumer loans 11%
Commercial loans 27%
Mortgage loans 18%
Lease financing loans 1%
Construction loans 1%

Other liabilities 3%
Equity 12%
Demand deposits 18%
Other borrowings 7%
Fed funds and repos 5%
Savings, NOW, and MMDA (non-brokered) 31%
Time deposits (brokered CDs) 5%
Time deposits (non-brokered) 17%
Savings, NOW, and MMDA (brokered) 2%

Diversified Asset Mix and Funding Sources
Total assets: $36bn
Total liabilities: $32bn
Total equity: $4bn
Proactive Balance Sheet Management
Liquid balance sheet with 20% cash and securities
Reduced exposure to high loss content portfolios
Stable funding base with 93% loans / deposits and 69% core deposits (cost of total deposits of 0.48%)
Commercially focused loans make up 41% of gross loans
Note: Financial data for the quarter ended September 30, 2013
1 Excludes time deposits
Assets as of September 30, 2013 Liabilities and Equity as of September 30, 2013
1

Total deposits (net of brokered)
Total loans
32%
38%
36%
32%
40%
38%
36%
38%
23%
24%
23%
21%
30%
31%
32%
36%
2006
2007
2008
2009
2010
2011
2012
2013Q2

Market Leadership in Puerto Rico
Popular’s Market Share Trend
Puerto Rico Market Share by Category
Popular's Popular's Popular / top
market market competitor
Category rank share Institution Share market share
Total deposits (net of brokered) 1 38% Santander 12% 3.2x
Total loans 1 36% FirstBank 16% 2.3x
Commercial and construction loans 1 37% FirstBank 20% 1.9x
Credits cards 1 51% FirstBank 15% 3.4x
Mortgage loan production 1 30% Doral 17% 1.8x
Personal loans 1 31% Santander 5% 6.2x
Auto loans and leases 3 16% Reliable 26% 0.6x
Assets under management 3 13% UBS 46% 0.3x
Top competitor
Source: Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports; Mortgage origination data is not publicly available; Figures presented for BPPR and competitors were provided internally; Personal Loans: As a group, Credit Unions represent the largest competitor with 52% market share (115 Credit Unions were in business as of December 31, 2012 guaranteed by COSSEC)

8 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

Popular (consolidated)
BPPR
Peer median[1]
3.97%
3.82%
4.45%
5.58%
5.59%
5.35%
3.52%
3.23%
3.79%
4.34%
4.35%
4.49%
3.43%
3.28%
3.37%
3.41%
3.42%
3.26%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q3 (annualized)[2]

Popular (consolidated)
BPPR
Peer median[1]
3.38%
2.91%
3.59%
3.79%
3.31%
3.49%
2.55%
2.32%
2.91%
3.09%
2.68%
2.63%
1.81%
1.34%
2.31%
1.77%
1.72%
1.61%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q3 (annualized)

Peer-Leading, Consistent Core Revenue Generation
Pre-Provision Net Revenue³
/ Risk-Weighted Assets
Source: SNL Financial for peer data
Note: GAAP / Non-GAAP reconciliation in the Appendix
1 Peers include Comerica (CMA), Huntington (HBAN), Zions (ZION), First Niagara (FNFG), Synovus (SNV), First Horizon (FHN), City National (CYN), Associated (ASBC), and First Citizens (FCNCA)
2 2013Q3 reflects as-reported NIM for peers in GAAP reporting
3 Pre-provision net revenue is defined as net interest income plus noninterest income less non-credit related expenses
Net Interest Margin (Non-FTE)

Pro Forma Capital Ratios In-Line with Peers and CCAR Banks
Key Capital Adequacy Metrics
Source: SNL Financial for peer data
1 Peers include Comerica (CMA), Huntington (HBAN), Zions (ZION), First Niagara (FNFG), Synovus (SNV), First Horizon (FHN), City National (CYN), Associated (ASBC), and First Citizens (FCNCA)
2 CCAR banks include JPMorgan Chase (JPM), Bank of America (BAC), Citigroup (C), Wells Fargo (WFC), U.S. Bancorp (USB), PNC (PNC), Capital One (COF), BB&T (BBT), SunTrust (STI), Fifth Third (FITB), Regions (RF), and
KeyCorp (KEY)
3 Minimum regulatory requirements for well-capitalized institutions and CCAR minimum under stress
4 Excess capital defined as excess capital over minimum regulatory requirements for well-capitalized Basel I threshold
$1.7bn $1.9bn $1.3bn –
Excess
capital
4

U.S. inflows
PR inflows
$1,273
$331
$976
$192
$467
$82
2011Y
2012Y
2013YTD

Mortgage
Other
Commercial & Construction
NPL / Loans (HIP)
$1,203
$2,276
$1,572
$1,738
$1,425
$618
4.7%
9.6%
7.6%
8.4%
6.8%
2.9%
2008
2009
2010
2011
2012
2013Q3

12%
25%
20%
17%
15%
12%
2008
2009
2010
2011
2012
2013Q2

Significantly Improved Asset Quality
NPL Inflows (excl. Consumer Loans) ($mm) NPLs / Total Loans
Weighted Classified Assets Ratio Reserves / NPLs
Substantial Reduction in NPL Inflows Coupled with Bulk Asset Sales
Have Reduced Problem Assets and Boosted Reserve Coverage
1 Excludes covered loans
1

Loan Portfolio Composition
BPPR has derisked its
commercial loan portfolio by
reducing its exposure in
asset classes with
historically high loss content
Collateralized exposure now
represents a larger portion of
consumer loan portfolio
Unsecured loans credit
quality has improved as
overall FICO scores have
increased
($mm) Q4 2007 Q3 2013 Q4 2007 Q3 2013 Q4 2007 Q3 2013 Variance
Commercial $7,774 $6,255 $4,514 $3,591 $12,288 $9,845 ($2,442)
Consumer 3,552       3,274       1,698       626          5,250       3,900       (1,350)
Mortgage 2,933       5,344       3,139       1,269       6,072       6,613       541
Construction 1,231       252          236          41            1,467       293          (1,174)
Leases 814          539          -           -           814          539          (275)
Legacy -           -           2,130       236          2,130       236          (1,894)
Total $16,304 $15,664 $11,717 $5,763 $28,021 $21,426 ($6,595)
Puerto Rico US Total
NCOs
($mm) (%) ($mm) (%) ($mm) (%) Distribution¹
CRE SME² $2,939 32% $1,789 28% ($1,150) (39%) 23%
C&I SME² 2,287         25% 931            14% (1,356)        (59%) 28%
C&I Corp 1,592         18% 1,860         29% 268            17% 6%
Construction 1,231         14% 252            4% (979)           (80%) 38%
CRE Corp 892            10% 1,590         24% 698            78% 4%
Multifamily 64              1% 85              1% 21              33% 1%
Total $9,005 $6,507 ($2,498) (28%) 100%
($mm)
Q4 2007 Q3 2013 Variance
Loan Composition (Held in Portfolio)
Puerto Rico Commercial and Construction Portfolio Distribution
Overview
De-Risked Loan Portfolio with Reduced Exposure to Historically High Loss Content
1 NCOs distribution represents the percentage allocation of NCOs from Q1 2008 through Q3 2013 per each loan category
2 Small and Medium Enterprises
Note: Legacy portfolio is comprised of certain commercial, construction and lease financings lending products exited by the US
Construction loan portfolio
is down by 80% since Q4
2007
SME balances down by
48% from Q4 2007
2

27.4%
26.5%
19.3%
20.5%
19.9%
19.8%
2008
2009
2010
2011
2012
2013Q3

93.4%
91.5%
95.5%
89.3%
91.6%
92.8%
2008
2009
2010
2011
2012
2013Q3

15.6%
17.3%
18.5%
20.2%
21.5%
21.8%
2008
2009
2010
2011
2012
2013Q3

47.7%
42.9%
40.3%
38.0%
32.8%
30.7%
2008
2009
2010
2011
2012
2013Q3

Strong Liquidity with Stable Funding Sources
Loans / Deposits
Noninterest Bearing Deposits / Total Deposits
Cash and Securities / Assets
Time Deposits / Total Deposits
Maintains 2+ years of cash flow coverage at the holding company

Additional Detail on Holding Company Liquidity
Approximately $400mm in holding company cash as of September 30, 2013
12-month required debt service is $121mm (including TARP)
Maintains 2+ years of cash flow coverage at the holding company
Next maturity not until February 2027
In addition, holding company owns stake in EVERTEC with market value of approximately
$400mm
Holding company subject to all applicable U.S. banking regulation and liquidity requirements
Overview

Strong Risk Management Culture
Responsible for overseeing and approving the Corporation’s risk management program
Popular has implemented an Enterprise Risk Management (ERM) function within the Risk Management Group
Credit Strategy
Committee
(“CRESCO”)
Asset Liability
Management
Committee (ALCO)
Operational Risk
Management
Committee (ORCO)
Reviews credit activities to ensure a proactive and coordinated management of credit origination, exposures, and procedures, including the adequacy of the allowance for loan losses, monitoring asset quality, and approving credit policies
Analysis of the allowance adequacy is presented to the RMC of the BOD
Manages the risk assumed by Popular and its subsidiaries in order to maintain policy compliance, control volatility of consolidated net interest income, and the consolidated economic value of equity sensitivity. Oversees the management of capital and approves capital management strategies
Reviews and approves the Capital Plan for consideration by the RMC of the BOD
Provides guidance on overall operational risk management, including design and implementation of the levels of acceptable exposures, ensuring these are consistent with
Popular’s stated goals
Analysis of operational risk is presented to the RMC of the BOD
Board of Director’s Risk Management Committee (RMC)
Management Committees
Compliance
Committees
Guide the implementation of compliance programs, policies and procedures throughout the
Corporation in matters related to fair lending, anti-money laundering, and bank secrecy act, among others. In addition, these monitor compliance with federal laws
Compliance-related matters are presented to the BOD, RMC, and Audit Committee

16 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

Commonwealth central government
Real GDP
Municipalities
$52
$55
$58
$61
$63
$64
$64
$66
$69
$34
$37
$40
$43
$47
$53
$57
$59
$65
2004
2005
2006
2007
2008
2009
2010
2011
2012

Puerto Rico’s Indebtedness Has Been a Recent Area of Focus
Background on Puerto Rico’s Public Debt Mitigating Actions Taken by the Government
Gross Public Debt of Puerto Rico ($bn)
Puerto Rico has ~$70bn total debt outstanding
Represents ~$14,000 debt per capita and 71% of
total GDP
24% of the public debt is insured
9% of Puerto Rico’s debt matures in or before 2015
Puerto Rico’s 2013 budget deficit was $1.3bn, or ~ 13%
of the budget
Puerto Rico is not eligible to file under Chapter 9 due to
its legal status
Fiscal 2014 budget was approved, reducing deficit by
36% from $1.3bn to $820mm, resulting in no change in
the Commonwealth credit ratings; reforms included:
Tax reform:
– Increased marginal corporate tax rate from 30% to
39%
– Act 154 excise tax was increased and fixed at 4%;
also extended for five years
– Non-tax sources of revenue, such as utility fees
were increased
Pension overhaul:
– Converted the pension system from a defined
benefit to a defined contribution plan, effective
June 30
– Reforms have made the pension cash sufficient,
requiring no additional government outlays
beyond its $140mm contribution
– Raised retirement age for some state workers,
increased the worker pension contribution
requirement, and changed monthly benefits for
some workers
Privatization of Public Facilities:
– Completed privatization of Luis Muñoz Marín
International Airport and Highway 22
In October 2013, Moody’s affirmed Puerto Rico’s
general obligation rating at Baa3 (outlook negative),
citing the government’s significant fiscal measures
Source: Government Development Bank of Puerto Rico; Puerto Rico Planning Board Statistical Index 2012;
Equity research reports

Loans to the Government of Puerto Rico and Public Corporations are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment
Loans to various municipalities backed by unlimited taxing power or real and personal property taxes collected within such municipalities
Includes $272 million residential mortgage loans to individual borrowers with a government guarantee
$52 million in FNMA, GNMA or residential loan CMOs
$35 million of industrial development notes payable primarily by non government tenants
Our current exposure to the PR government and its instrumentalities is $1.4 billion, of which $1.2 billion is outstanding
Of the amount outstanding, $951 million consists of loans and $204 million is securities
Direct Exposure
$388 million
outstanding
Indirect Exposure
$359 million
outstanding
Municipalities
$408 million
outstanding
Popular’s Exposure to the Puerto Rican Government
Popular’s Exposure

19 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

Financial Overview of Popular, Inc.
Year ending Quarter ending
12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 9/30/13
Balance sheet
Total assets $47,404 $44,411 $38,883 $34,736 $38,815 $37,348 $36,508 $36,052
Gross loans 32,737 29,911 26,269 23,804 26,459 25,314 25,094 24,628
Total deposits 24,438 28,334 27,550 25,925 26,762 27,942 27,001 26,395
Total equity 3,620 3,582 3,268 2,539 3,801 3,919 4,110 4,394
Profitability
Net income $357.7 ($64.5) ($1,243.9) ($573.9) $137.4 $151.3 $245.3 $229.1
ROAA 0.74% (0.14%) (3.04%) (1.57%) 0.36% 0.40% 0.68% 2.51%
ROAE 9.7% (2.1%) (44.5%) (33.0%) 4.4% 4.0% 6.4% 21.6%
Net interest margin¹ 3.18% 3.59% 3.52% 3.23% 3.79% 4.34% 4.35% 4.49%
Capital ratios
TCE / TA 5.7% 6.2% 2.9% 5.4% 8.0% 8.6% 9.4% 10.3%
Tier 1 common 7.7% 7.1% 3.2% 6.4% 11.0% 12.1% 13.2% 14.2%
Tier 1 capital 10.6% 10.1% 10.8% 9.8% 14.5% 16.0% 17.4% 18.5%
Asset quality
NPAs / loans & OREO 2.44% 2.84% 4.90% 10.04% 9.33% 9.24% 7.85% 3.79%
NCOs / avg loans² 0.65% 1.01% 2.29% 4.17% 5.15% 2.61% 1.97% 1.08%
Reserves / NPLs³ 73% 71% 73% 55% 50% 40% 44% 85%
Per share data
Shares out. (mm) 27.9 28.0 28.2 64.0 102.3 102.6 103.2 103.3
Avg. dil. shares (mm) 27.9 27.9 28.1 40.8 88.5 102.3 102.7 103.0
Tangible book value $95.47 $96.23 $39.92 $28.78 $29.77 $30.77 $32.55 $35.32
Financial Highlights
1 Net interest margin does not reflect fully taxable equivalent basis
2 Excludes net write-downs related to loans transferred to loans held-for-sale; Excludes covered loans
3 Excludes covered loans

San Juan
Puerto Rico
Mayaguez
Ponce

Los Angles
California

New Jersey
New York
New York

Orlando
Florida
Miami

Illinois
Chicago

Regional Information
Banco Popular de Puerto Rico Banco Popular North America
($mm) 2008 2009 2010 2011 2012
2013¹
Assets
$25,522 $23,271 $28,977 $27,941 $27,204 $26,680
Net
income
$200 $125 $17 $180 $237
$84
($mm) 2008 2009 2010 2011 2012
2013¹
Assets
$12,426 $10,847 $8,974 $8,581 $8,652 $8,782
Net
income
($552) ($738) ($352) $18 $33 $64
1 Reflects YTD financials for the nine months ended September 30, 2013
Puerto Rico California New York Metro
Florida Chicago Metro

Financial Overview of Banco Popular de Puerto Rico
Year ending Quarter ending
12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 9/30/13
Balance sheet
Total assets $25,020 $26,742 $25,522 $23,271 $28,977 $27,941 $27,204 $26,680
Gross loans 15,433 16,551 16,013 15,118 19,502 19,507 19,309 18,860
Total deposits 14,736 18,761 18,427 17,796 20,270 21,881 21,021 20,436
Total equity 1,691 1,818 1,900 1,913 2,523 2,627 2,810 2,806
Profitability
Net income $322.5 $296.6 $200.0 $124.6 $16.6 $180.5 $236.7 $53.6
ROAA 1.27% 1.17% 0.78% 0.52% 0.06% 0.63% 0.88% 0.80%
ROAE 18.0% 15.7% 10.8% 6.7% 0.7% 7.3% 9.0% 7.7%
Net interest margin¹ 3.73% 3.93% 3.97% 3.82% 4.45% 5.58% 5.59% 5.35%
Capital ratios
TCE / TA 6.6% 6.1% 6.8% 7.5% 7.8% 8.5% 9.4% 9.6%
Tier 1 common 9.2% 7.7% 7.8% 8.9% 10.9% 12.0% 12.9% 12.2%
Tier 1 capital 9.2% 7.7% 7.8% 8.9% 10.9% 12.0% 12.9% 12.2%
Asset quality
NPAs / loans & OREO 1.68% 2.59% 5.17% 10.33% 9.06% 9.88% 8.72% 3.82%
NCOs / avg loans² 0.76% 1.21% 2.16% 3.31% 4.67% 2.24% 1.92% 1.14%
Reserves / NPLs³ 132% 96% 70% 44% 41% 33% 37% 87%
Financial Highlights
1 Net interest margin does not reflect fully taxable equivalent basis
2 Excludes net write-downs related to loans transferred to loans held-for-sale; Excludes covered loans
3 Excludes covered loans

Financial Overview of Banco Popular North America
Year ending Quarter ending
12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 9/30/13
Balance sheet
Total assets $12,244 $13,358 $12,426 $10,847 $8,974 $8,581 $8,652 $8,782
Gross loans 8,787 10,288 10,244 8,677 6,922 5,778 5,755 5,766
Total deposits 9,761 9,791 9,697 8,270 6,587 6,168 6,076 6,042
Total equity 1,352 1,485 1,291 1,173 1,581 1,631 1,657 1,664
Profitability
Net income $94.3 ($211.7) ($552.2) ($738.1) ($352.3) $17.5 $33.4 $21.7
ROAA 0.77% (1.62%) (4.28%) (6.31%) (3.57%) 0.20% 0.39% 0.99%
ROAE 7.1% (12.7%) (38.1%) (61.3%) (27.3%) 1.1% 2.1% 5.2%
Net interest margin¹ 3.26% 3.16% 2.99% 2.86% 3.33% 3.63% 3.60% 3.68%
Capital ratios
TCE / TA 7.8% 8.1% 7.2% 7.2% 13.6% 14.9% 15.1% 15.0%
Tier 1 common 10.1% 9.1% 8.9% 9.5% 17.6% 20.5% 22.8% 23.9%
Tier 1 capital 10.1% 9.1% 8.9% 9.5% 17.6% 20.5% 22.8% 23.9%
Asset quality
NPAs / loans & OREO 0.78% 1.86% 4.48% 9.52% 10.13% 7.09% 4.93% 3.66%
NCOs / avg loans² 0.40% 0.60% 2.42% 5.50% 6.01% 3.26% 1.98% 0.91%
Reserves / NPLs 148% 71% 80% 76% 73% 65% 76% 72%
Financial Highlights
1 Net interest margin does not reflect fully taxable equivalent basis
2 Excludes net write-downs related to loans transferred to loans held-for-sale

24 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

Conclusions
Popular has emerged from the crisis as a strongly-capitalized institution with materially improved asset quality
It has a dominating franchise in its home market, which provides a solid base of PPNR and profitability
The management team has considerable experience with a deep bench of talent
Its capital management process is robust and closely follows CCAR principles
With $1.7 billion in excess capital and $400 million in holding company cash, as well as a de-
risked loan portfolio, Popular is well positioned to exit TARP while maintaining a solid capital base
The Commonwealth’s financial problems are challenging, but manageable
Material, important steps have been taken to address market concerns: pension plan reform, material deficit reduction, the privatization of key public assets
These measures will pressure the economy in the short-term, but should be positive, longer-
term
Popular
Puerto Rico

Popular, Inc. Credit Ratings
October 2013: Moody’s revised outlook to negative
January 2013: Fitch raised to BB- from B+; outlook revised to stable
December 2012: Moody’s downgraded BPOP to B1; stable outlook assigned
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
January 2012: Fitch raised BPOP’s outlook to positive
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
July 2011: S&P raised our senior unsecured rating by one notch to B+
As the Puerto Rico economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings
Agency Rating Outlook Date of last BHC action
Moody’s B1 Negative October 2013
Fitch BB- Stable January 2013
S&P B+ Stable July 2011
Credit Ratings
Popular’s Senior Unsecured Ratings Have Gradually Improved Since 2010

27 Agenda Corporate Overview Financial Performance and Developments Macroeconomic Update Consolidated and Regional Financials Conclusion Appendix

GAAP / Non-GAAP Reconciliation – Popular, Inc.
($ in millions) 2008 Y 2009 Y 2010 Y 2011 Y 2012Y
Nine months
ended
9/30/13
Net (loss) income ($680) ($554) $146 $150 $244 $436
Income tax expense (benefit) 462 (8) 101 115 (25) (276)
Provision for loan losses (PLL) 991 1,406 1,012 576 409 546
Less: Realized gain (loss) on AFS securities 70 220 4 11 (2) 6
Less: Gain on sale of processing and technology business – – 641 – – –
Less: Gain on sale of equity method investment – – – 21 – –
Less: Unfavorable HFS loan valuation adjustment – – – – (27) –
Less: Proportionate share of EVERTEC's  tax benefit – – – – 32 –
Less: Bulk sales of NPA's – – – – – (118)
Less: EVERTEC's IPO and SPO – – – – – 337
Less: Mirror impact on PLL for covered loans on LSA – – – 110 58 53
Less: Restructuring charges 23 11 – – – –
Less: OREO expenses 23 26 47 22 24 20
Less: FDIC special assessment – 18 – – – –
Less: Early extinguishment – (78) 13 8 25 –
Less: Transaction costs (sale of processing and technology business) – – 25 – – –
Less: Uninsured portion of the settlement of certain class action lawsuits – – 8 – – –
Less: Settlements of representation and warranty arrangements – – 33 – – –
Less: Implementation of employee retirement window – – – 16 – –
Less: Amortization of intangibles 24 9 9 10 10 7
Pre-provision net revenue $773 $608 $749 $755 $626 $455
Risk weighted assets $30,270 $26,147 $25,721 $24,414 $23,392 $23,052
PPNR / risk-weighted assets (%) 2.55% 2.32% 2.91% 3.09% 2.68% 2.63%
Popular, Inc.

GAAP / Non-GAAP Reconciliation – Banco Popular de Puerto Rico
($ in millions) 2008 Y 2009 Y 2010 Y 2011 Y 2012Y
Nine months
ended
9/30/13
Net income $200 $125 $24 $181 $237 $84
Income tax (benefit) expense 0 (20) 2 100 (40) (277)
Provision for loan losses (PLL) 519 624 610 487 356 546
Less: Realized gain on AFS securities 70 227 4 9 (0) (0)
Less: Unfavorable HFS loan valuation adjustment – – – – (27) –
Less: Bulk sales of NPA's – – – – – (118)
Less: Mirror impact on PLL for covered loans on LSA – – – 110 58 53
Less: OREO expenses 4 11 30 16 31 35
Less: Early extinguishment – – 2 – 25 –
Less: Implementation of employee retirement window – – – 16 – –
Less: Amortization of intangibles 6 5 5 6 7 5
Pre-provision net revenue 659 518 669 687 585 458
Risk weighted assets $19,461 $17,793 $18,635 $18,148 $17,695 $17,441
PPNR / risk-weighted assets (%) 3.38% 2.91% 3.59% 3.79% 3.31% 3.49%
Banco Popular de Puerto Rico

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i)
the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii)
possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional
Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2012 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended September 30, 2013 is based on preliminary unaudited data and is subject to change.